UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	February 6, 2008
WEATHERFORD INTERNATIONAL LTD.
(Exact name of registrant as specified in charter)

Bermuda	1-31339	98-0371344
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

515 Post Oak Boulevard
Suite 600
Houston, Texas	77027
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (713) 693-4000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Amendment of Material Definitive Agreement
On February 6, 2008, we amended the Weatherford International Ltd. Nonqualified Executive Retirement Plan to exclude all incentive compensation and bonuses from the calculation of potential benefits payable under the plan to any persons who join the plan after February 6, 2008. This description of the amendment is qualified in its entirety by reference to the amendment, which is filed as an exhibit to this report.
Item. 9.01 Exhibits
(c)	Exhibits
10.1	Amendment dated February 6, 2008, to the Weatherford International Ltd. Nonqualified Executive Retirement Plan, as amended and restated as of February 22, 2007.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEATHERFORD INTERNATIONAL LTD.

Dated: February 8, 2008	/s/ BURT M. MARTIN
Burt M. Martin
Senior Vice President and
General Counsel